    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 2003
                                                      Registration No. 333-46410
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                       POST EFFECTIVE AMENDMENT NUMBER ONE
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                NATCO GROUP INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                        22-2906892
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                         Identification No.)

                         2950 NORTH LOOP WEST, 7TH FLOOR
                              HOUSTON, TEXAS 77092
          (Address of principal executive offices, including zip code)

                                   ----------

                   NATCO GROUP PROFIT SHARING AND SAVINGS PLAN
                            (Full title of the plan)

                               KATHERINE P. ELLIS
                             SENIOR VICE PRESIDENT,
                          GENERAL COUNSEL AND SECRETARY
                         2950 NORTH LOOP WEST, 7TH FLOOR
                              HOUSTON, TEXAS 77092
                     (Name and address of agent for service)

                                 (713) 683-9292
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                               William E. Joor III
                             Vinson & Elkins L.L.P.
                    2300 First City Tower, 1001 Fannin Street
                              Houston, Texas 77002
                                 (713) 758-2222

                                     PART II

               INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

     Unless otherwise indicated below as being incorporated by reference to another filing of NATCO Group Inc. with the Securities and Exchange Commission, each of the following exhibits is filed with this post-effective amendment no. 1:

         4.1 Certificate of Incorporation of NATCO Group Inc., as amended (filed as Exhibit 3.1 to our registration statement on Form S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         4.2 Amended and Restated Bylaws of NATCO Group Inc., as amended (filed as Exhibit 3.3 to our registration statement on Form S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         4.3 Certificate of Designation of Series A Junior Participating Preferred Stock (filed as Exhibit 3.2 to our registration statement on Form S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         4.4 Specimen Common Stock certificate (filed as Exhibit 4.1 to our registration statement on Form S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         *4.5 NATCO Group Profit Sharing and Savings Plan, as Amended and Restated.

         *4.6     First Amendment to NATCO Group Profit Sharing and Savings
                  Plan.

         *4.7     Stock Trust Agreement

         *5.1     Opinion of Vinson & Elkins L.L.P.

         *23.1    Consent of KPMG LLP.

         *23.2    Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

         *24.1    Powers of Attorney.

         *    Previously filed.

ITEM 9. UNDERTAKINGS

     Pursuant to the undertakings set forth in paragraph (3) of Item 9 entitled "Undertakings" of the Registration Statement on Form S-8 (file no. 333-46410) filed September 22, 2000 (the "Registration Statement"), NATCO Group Inc. hereby removes from registration any and all remaining shares of common stock registered under the Registration Statement which have not been issued under the NATCO Group Profit Sharing and Savings Plan as of the effective date of this post-effective amendment no. 1 to the Registration Statement.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable rounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment no. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 18th day of December, 2003.

                                    NATCO Group Inc.


                                    By:                    *
                                       -----------------------------------------
                                        Nathaniel A. Gregory
                                        Chief Executive Officer and Chairman of
                                        the Board

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 has been signed by the following persons in the capacities indicated below on the 18th day of December, 2003.


                 SIGNATURE                                                     TITLE
                 ---------                                                     -----

                     *
--------------------------------------------
           Nathaniel A. Gregory                              Chairman of the Board and Chief Executive
                                                               Officer (Principal Executive Officer)

        /s/ RICHARD W. FITZGERALD
--------------------------------------------
           Richard W. FitzGerald                                     Senior Vice President and
                                                                      Chief Financial Officer
                                                                   (Principal Financial Officer)

                     *
--------------------------------------------
               Ryan S. Liles                                       Vice President and Controller
                                                                  (Principal Accounting Officer)

                     *
--------------------------------------------
              Keith K. Allan                                                 Director

                     *
--------------------------------------------
              John U. Clarke                                                 Director

                     *
--------------------------------------------
           George K. Hickox, Jr.                                             Director

                     *
--------------------------------------------
            Patrick M. McCarthy                                       Director and President

                     *
--------------------------------------------
          Herbert S. Winokur, Jr.                                            Director


*By: /s/ Daniel R. Carter
     ---------------------------------------
     Daniel R. Carter
     Attorney-in-fact.

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the NATCO Group Profit Sharing and Savings Plan) have duly caused this post-effective amendment no. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 18th day of December, 2003.

                                     NATCO Group Profit Sharing and Savings Plan


                                     By: /s/ Richard W. FitzGerald
                                         ---------------------------------------
                                         Richard W. FitzGerald
                                         Senior Vice President and Chief
                                         Financial Officer, NATCO Group Inc.,
                                         and NATCO Group Employee Benefits
                                         Administration Committee Member

                                INDEX TO EXHIBITS


         4.1      Certificate of Incorporation of NATCO Group Inc., as amended
                  (filed as Exhibit 3.1 to our registration statement on Form
                  S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         4.2      Amended and Restated Bylaws of NATCO Group Inc. (filed as
                  Exhibit 3.3 to our registration statement on Form S-1 (No.
                  333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         4.3      Certificate of Designation of Series A Junior Participating
                  Preferred Stock (filed as Exhibit 3.2 to our registration statement on Form S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         4.4 Specimen Common Stock certificate (filed as Exhibit 4.1 to our registration statement on Form S-1 (No. 333-48851) and incorporated in this post-effective amendment no. 1 by reference).

         *4.5     NATCO Group Profit Sharing and Savings Plan, as Amended and
                  Restated.

         *4.6     First Amendment to NATCO Group Profit Sharing and Savings
                  Plan.

         *4.7     Stock Trust Agreement

         *5.1     Opinion of Vinson & Elkins L.L.P.

         *23.1    Consent of KPMG LLP.

         *23.2    Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

         *24.1    Powers of Attorney.

         *    Previously filed.